1 GALAXY As of June 30, 2026 Q2 · 26 Investor.galaxy.com Exhibit 99.2

2 GALAXY D is cl ai m er This presentation, and the information contained herein, has been provided to you by Galaxy Digital Inc. and its affiliates (“Galaxy Digital” or “Galaxy”) solely for informational purposes. This document may not be reproduced or redistributed in whole or in part, in any format, without the express written approval of Galaxy Digital. Neither the information, nor any opinion contained in this document, constitutes an offer to buy or sell, or a solicitation of an offer to buy or sell, any advisory services, securities, futures, options or other financial instruments or to participate in any advisory services or trading strategy. Nothing contained in this document constitutes investment, legal or tax advice. You should make your own investigations and evaluations of the information herein. Any decisions based on information contained in this document are the sole responsibility of the reader. Certain statements in this document reflect Galaxy Digital’s views, estimates, opinions or predictions (which may be based on proprietary models and assumptions, including, in particular, Galaxy Digital’s views on the current and future market for certain digital assets), and there is no guarantee that these views, estimates, opinions or predictions are currently accurate or that they will be ultimately realized. To the extent these assumptions or models are not correct or circumstances change, the actual performance may vary substantially from, and be less than, the estimates included herein. None of Galaxy Digital nor any of its affiliates, shareholders, partners, members, directors, officers, management, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information or any other information (whether communicated in written or oral form) transmitted or made available to you. Each of the aforementioned parties expressly disclaims any and all liability relating to or resulting from the use of this information. Certain information contained herein (including financial information) has been obtained from published and non-published sources. Such information has not been independently verified by Galaxy Digital and Galaxy Digital, does not assume responsibility for the accuracy of such information. Affiliates of Galaxy Digital may have owned or may own investments in some of the digital assets, companies and protocols discussed in this document and the inclusion herein is not an endorsement of such asset or company. Except where otherwise indicated, the information in this document is based on matters as they exist as of the date of preparation and not as of any future date and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. No securities commission or similar regulatory authority in Canada has reviewed the information contained herein or has in any way passed on the merits of the securities of Galaxy Digital or upon the merits of the disclosure record of Galaxy Digital. The information contained herein is not, and under no circumstances is to be construed as, a prospectus, an advertisement or public offering of securities in Canada, nor is there any attempt to induce or cause any person or company to purchase any securities. CAUTION ABOUT FORWARD-LOOKING STATEMENTS Certain statements in these materials constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995, and "forward-looking information" under Canadian securities laws (collectively, "forward-looking statements"). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including, without limitation, statements about Galaxy’s business plans and goals, including with respect to the Helios Data Center, lease agreements with CoreWeave, planned data centers and power capacity, leased capacity and potential lease terms, associated financial impacts and dates of rent commencement, potential contract values, expectations around investment momentum demand and data vacancy markets, capital markets opportunities, expansion opportunities, future reporting measures and business strategy, our future results of operations and financial position, and industry dynamics are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward- looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in these materials are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the inability to maintain Nasdaq’s listing standards; (2) costs related to AI/HPC plans, transactions, operations and strategy, including impairment charges recognized in connection with the conversion of our Helios mining infrastructure and negative Adjusted EBITDA in recent periods; (3) changes in applicable laws or regulations, and changes or events that impact the cryptocurrency and AI/HPC industry, including potential regulation, that are out of our control; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) declines in the prices of digital assets or in the volume of transactions that we conduct, and our exposure to market risk on our digital asset and investment positions; (6) the risk that our business will not grow in line with our expectations; (7) the possibility that our addressable market is smaller than we have anticipated and/or that we may not gain share of it; (8) the possibility that there is a disruption or change in power dynamics impacting our results or current or future load capacity; (9) any delay or failure to consummate our business mandates or achieve our pipeline goals; (10) technological challenges, cyber incidents or exploits; (11) risks related to retrofitting our existing facility from mining to AI/HPC infrastructure, including the timing of construction and its impact on lease revenue; (12) any inability or difficulty in obtaining additional financing for AI/HPC infrastructure needs on acceptable terms or at all; (13) changes to the AI/HPC infrastructure needs and their impact on future plans at the Helios campus; (14) any delay in obtaining, or failure to obtain, necessary ERCOT power approvals; (15) risks associated with the leasing business, including those associated with counterparties; (16) risks associated with our GalaxyOne platform; and (17) those other risks contained in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026 and available on Galaxy’s profile at www.sec.gov (our “Form 10-K”), as such factors may be updated from time to time in our filings with the SEC, including without limitation, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Except as required by law, we assume no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. PRELIMINARY INFORMATION This presentation contains certain preliminary information about our performance in the second quarter of 2026. This information is preliminary and represents the most current information available to management. The Company's actual consolidated financial statements may differ materially as a result of the completion of normal quarterly accounting procedures and adjustments or due to other risks contained in our Form 10-K, as such risks may be updated from time to time in our filings with the SEC, including without limitation, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026. Although the Company believes the expectations reflected in this presentation are based upon reasonable assumptions, the Company can give no assurance that actual results will not differ materially from these expectations. ©Copyright Galaxy Digital 2026. All rights reserved. ®Registered Service Mark of Galaxy Digital Holdings LP Galaxy manages a number of funds, including the Galaxy Crypto Index Fund, Galaxy Ethereum Fund, the Galaxy Bitcoin Funds, the Galaxy Liquid Crypto Fund, the Galaxy Venture Fund I, the Galaxy Interactive Family of Funds, the Galaxy Fintech Fund and the Galaxy Vision Hill Family of Funds (each a “Fund” and together “Galaxy Funds”) which invests in digital assets. The Information is not an offer to buy or sell, nor is it a solicitation of an offer to buy or sell, interests in the Fund or any advisory services or any other security or to participate in any advisory services or trading strategy. If any offer and sale of securities is made, it will be pursuant to a confidential offering memorandum of the Fund (the “Offering Memorandum”). Any decision to make an investment in the Fund should be made after reviewing such Offering Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own investment, legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment. The performance of the Fund will vary from the performance of the relevant Index that it tracks. None of the Information has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has opined on the merits of the offering of any securities by the Fund or Galaxy, or the adequacy of the information contained herein. Any representation to the contrary is a criminal offense in the United States. Investing in the Funds and digital assets involves a substantial degree of risk. There can be no assurance that the investment objectives of the Fund will be achieved. Any investment in the Fund may result in a loss of the entire amount invested. Investment losses may occur, and investors could lose some or all of their investment. Neither historical returns nor economic, market or other performance is an indication of future results. NON-GAAP FINANCIAL MEASURE In addition to our results determined in accordance with GAAP, this presentation contains average lease-level adjusted EBITDA margin, which is a non-GAAP financial measure. Average lease-level adjusted EBITDA margin is unaudited, presented as supplemental disclosure and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of average lease-level adjusted EBITDA margin to the most directly comparable GAAP financial measure cannot be provided without unreasonable effort and is not provided herein because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation and certain other items reflected in our reconciliation of historical non-GAAP financial measures, the amounts of which could be material. Average lease-level adjusted EBITDA margin is defined as adjusted EBITDA for the CoreWeave lease, divided by leasing revenue, and excludes overhead expenses. MARKET AND INDUSTRY DATA This presentation includes industry and market data that Galaxy obtained from various periodic industry publications, third-party studies and surveys, as well as from filings of public companies in Galaxy’s industry and internal company surveys. These sources include government and industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Certain data and information are based on management estimates, which have been derived from third-party sources, as well as data from our internal research, and are based on certain assumptions that we believe to be reasonable. This information involves a number of assumptions and limitations that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. Although Galaxy believes the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data are subject to change and could be inaccurate because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Accordingly, you are cautioned not to give undue weight to such market and industry data or any other such estimates.

3 GALAXY

Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and AI

Complementary offerings across two main operating businesses:

Digital Assets

Serving the digital asset ecosystem end-to-end with integrated digital asset trading, lending, brokerage, investment banking, asset management and blockchain infrastructure.

Data Centers

Developing world-class, high-performance computing infrastructure designed to meet the growing demand for large-scale, power-ready facilities.

Publicly Listed
Since 2018 (NASDAQ: GLXY)[1]

8+ Years
Operating Track Record

750+
Employees Across 3 Continents[2]

$9B
Market Cap as of August 4, 2026

$8B
Assets on Platform[3]

Note: Throughout this document, all figures as of June 30, 2026, unless otherwise noted.

(1) Listed on the Toronto Stock Exchange from 2018 – 2026 and on Nasdaq since May 2025.

(2) Inclusive of offices in New York, Texas, Israel, London, Chicago, Hong Kong, Bahamas, and San Francisco.

(3) Represents Galaxy Asset Management AUM and the total notional value of assets bonded and staked to Galaxy validators, based on prices as of June 30, 2026. Consists of $4.4B Assets Under Management, $2.8B Assets Under Stake and $415M of assets managed by a commodity pool operator within Galaxy's Global Markets division. Of this total, $733M is included in both Assets Under Management and Assets Under Stake, and $375M is included in both assets under stake and the commodity pool operator. Each asset included in these figures generates its own distinct fee stream. Changes in AUM are generally the result of performance, contributions, withdrawals, and acquisitions. Preliminary AUM associated with GVH Multi-Strategy FOF LP is based on management's most recent estimate. AUM for committed capital closed-end vehicles, alternatives are reported as NAV plus unfunded commitment. AUM for quarterly close vehicles is reported as of the most recent quarter available for the applicable period. AUM for affiliated separately managed accounts is reported as NAV as of the most recently available estimate for the applicable period.

4 GALAXY Galaxy Leadership Team Erin Brown Chief Operating Officer Chris Ferraro President & CIO Mike Novogratz Founder & CEO Tony Paquette Chief Financial Officer A deep bench of experts across capital markets, asset management, digital assets, technology, and the development and operation of mission -critical data center infrastructure. Michael Ashe Chief Strategy Officer Tom Harrop Chief Risk Officer Rob Cornish Chief Technology Officer Matt Friedrich Chief Legal Officer Jason Urban Co -Head of Digital Assets Brian Wright Co -Head of Data Centers Andrew Taubman Deputy Chief Operations Officer Steve Kurz Co -Head of Digital Assets Austin Storms Co -Head of Data Centers

5 GALAXY Our Opportunity

6 GALAXY

Digital Assets | Early Innings of a Massive Opportunity

The Onchain Opportunity Across Capital Markets is Significant

Value of Global Assets


Over $700 trillion in assets could be tokenized as blockchain technology reshapes traditional markets
$1T
$2T
$33T
$103T
$145T
$152T
$393T
Bitcoin[1]
Global Crypto Market Cap[1]
Gold[2]
M2[3]
Global Bonds[4]
Global Equities[5]
Real Estate[6]

Blockchain: The Foundation of Modern Financial Markets

Digital assets are evolving from a standalone asset class into foundational financial infrastructure, reshaping how value is issued, traded, settled, and stored across markets.

Upgrading the Financial Stack

Digital asset technology is being adopted as a new operating layer for financial markets – upgrading legacy systems for trading, settlement, financing, and custody with real-time, programmable infrastructure.

Bridging Innovation and Tradition

Large financial institutions are driving adoption by integrating digital rails into existing workflows, regulatory frameworks, and balance sheets - modernizing markets from the inside out rather than creating parallel systems.

Infrastructure Reaches Scale

Core market plumbing - electronic trading, financing, risk management, and settlement – is converging across on- and off-chain environments, following the same multi-decade evolution seen in ETFs, derivatives, and electronic markets.

(1) Source: CoinGecko. Market data as of 8/04/2026.
(2) Source: FactSet & World Gold Council. Market data as of 8/04/2026.
(3) Source: MacroMicro. Represents Global M2 Money Supply of Major Central Banks as of April 2026.
(4) Source: World Federation of Exchanges as of December 2025.
(5) Source: BusinessStats Equity Market Capitalization 2013 – 2026.
(6) Source: Savills. Data as of 2024.

7 GALAXY

Data Centers | Early Innings of a Massive Opportunity

Global Demand for Data Center Capacity Expected to Nearly Triple by 2030

Global Data Center Demand


167% Growth
219 GW
82 GW
2025
2030

Investment Momentum Expected to Accelerate as Demand Grows

Global Annual Data Center IT CapEx[1]


19% CAGR
$1.7T
$0.7T
2025
2026
2027
2028
2029
2030

Global data center capex expected to approach **$1 trillion** in 2026 as demand broadens beyond top hyperscalers

Tightening Vacancy Reinforces a Supply-Constrained Market

- The U.S. faces a projected 80+ GW power capacity shortfall by 2030 – with nearly all new supply pre-leased or built-to-suit ahead of delivery, vacancy continues to fall despite record construction activity
- This scarcity is increasingly favoring developers with approved power capacity, who are best positioned to lease into an undersupplied market
- Galaxy is developing AI and HPC infrastructure in some of the most supply-constrained, high-demand markets in the country

Lowest Vacancy Markets


West Texas 0.00%
Austin 0.10%
Salt Lake City 0.18%
Reno 0.24%
Portland 0.25%
Northern Virginia 0.32%
Las Vegas 0.35%

U.S. data center vacancy rates fell to 0.9%, reflecting a highly competitive market for available capacity

Source: McKinsey, Dell'Oro Group, Avison Young.
(1) Includes Cloud, Colocation, Telco and Enterprise.

8 GALAXY Digital Assets Serving the digital asset ecosystem end -to-end. Global Markets Asset Management & Infrastructure Solutions

9 GALAXY

Global Markets | Asset Management & Infrastructure Solutions

Global Markets

Integrated global markets platform delivering principal liquidity, derivatives, lending, electronic trading, onchain capabilities, and investment banking services.

001
Principal Liquidity
Access to a deep network of exchanges and market makers

002
Derivatives
Speculate, diversify, and hedge risk

003
Lending & Structured Products
Leverage digital assets securely with a regulated lending institution

- ✓ Margin lending
- ✓ Leverage
- ✓ Collar Loans
- ✓ Hedging Solutions
- ✓ Treasury Management
- ✓ Instant Liquidity
- ✓ Galaxy Onchain Financing Rate
- ✓ CLOs

004
US Securities Broker-Dealer
FINRA approval to operate as broker

005
Lend-To-Create
Enabling clients to lend digital assets to Galaxy and receive in-kind spot crypto ETP shares

006
GalaxyOne
Institutional-quality financial products and services to U.S. individual investors in a unified digital experience

007
Investment Banking
M&A advisory, equity & debt capital markets

1,741
Total Trading Counterparties

$1.4B
Average Loan Book Size[1]

100+
Unique Crypto Assets Supported

OTC | Electronic Trading | Spot | Prime Services | Event-Driven Markets | Mergers & Acquisitions | Advisory

Lending | Borrowing | Derivatives | Structured Products | Liquidity Services | DeFi | Capital Raising

Note: All financial figures in this overview are in US Dollars, unless otherwise stated. All figures as of June 30, 2026. Securities products and services are offered by Galaxy Digital Partners LLC, a member of FINRA and SIPC.
(1) For the period December 31, 2025 through June 30, 2026. Represents the average market value of all open loans, excluding uncommitted credit facilities.

10 GALAXY
Global Markets | Asset Management & Infrastructure Solutions

Asset Management & Infrastructure Solutions

Asset Management

High-conviction investing across public and private markets in digital assets, blockchain technology, and emerging technology

001 Alternatives

Venture capital, hedge fund, and liquid token strategies, offering broad exposure to high-growth opportunities across the ecosystem

002 Global ETFs / ETPs

Passive and active investment solutions via partnerships with leading institutions

KEY PARTNERSHIPS[1]

State Street, Invesco, CI Global Asset Management, Itaú Asset, DWS, Bloomberg, Morgan Stanley, VettaFi | Alerian, CAIS

003 Crypto Services

- Index Construction
- Treasury Mandates
- Opportunistic Investments
- SPVs/Co-Invests

COMBINED AUM & AUS[2]

$7B


Alternatives
$2.6B
ETFs / ETPs
$1.8B
Staked Assets
$2.8B

Infrastructure Solutions

Institutional-grade staking, tokenization, wallet and private key solutions, built for customization and security

001: Staking

Institutional staking platform offering secure validator operations, liquid staking, and integrated reporting

002: Tokenization

End-to-end tokenization platform enabling issuance, management, and distribution of onchain fund products and traditional financial instruments

003: Wallet Infrastructure

Enterprise-grade digital asset custody and security solution delivering MPC-based key management, hardened vaults, and a tokenization engine

004: Vaults & Curation

Galaxy Curation provides institutional access to onchain yield strategies through professionally managed, curated vaults

Custom Infrastructure

Galaxy is serving as BNY's design partner and infrastructure provider to help advance its digital asset infrastructure for institutional markets.

BNY

Note: Data as of June 30, 2026, unless otherwise noted. All third-party company product and service names in this presentation are for identification purposes only. The product names, logos, and brands are the property of their respective owners. Use of these names, logos, and brands does not imply endorsement.

(1) Inclusive of global partner ETFs/ETPs offered in North America, South America, and Europe and includes private, passive funds which are a different wrapper for similar products Galaxy Asset Management also offers in an ETF structure.

(2) Consists of $4.4B Assets Under Management and $2.8B Assets Under Stake. Of this total, $733M is included in both Assets Under Management and Assets Under Stake. Each asset included in these figures generates its own distinct fee stream.

11 GALAXY Treasury & Corporate Net Digital Asset and Investment Exposure (1) Includes spot BTC, BTC derivatives, short and other hedge positions, associated tokens such as wrapped BTC, and interests in investment vehicles designed to hold BTC. (2) Includes spot SOL, SOL derivatives, short and other hedge positions, associated tokens such as wrapped SOL, and interests in investment vehicles designed to hold SOL, including Galaxy’s investment in Forward Industries. (3) Represents spot and interests in investment vehicles that provide exposure to other digital assets. (4) Includes publicly traded securities, including those subject to a short-term lock-up. Venture & Fund Investments $606M Other Liquid Investments $19M 4 Other Token Exposure $76M 3 Solana $58M 2 Bitcoin $400M 1 The Company’s Treasury & Corporate segment maintains exposure to the digital asset ecosystem through a diversified allocation across spot positions, derivatives, ETFs, equities, venture investments, private equity holdings and fund investments. The below pie chart is representative of the Treasury & Corporate segment’s net digital asset and investment exposure as of June 30, 2026.

12 GALAXY Data Centers Developing infrastructure for an AI -enabled future. Data Centers High-Performance Computing Infrastructure

13 GALAXY The Helios Data Center Campus ▪ Galaxy • Galaxy Slides Master Overhaul Gross Leased Capacity 800 MW The Helios Data Center Campus is Galaxy’s flagship facility, spanning over 2,200 contiguous acres in Dickens County, West Texas, approximately 60 miles from Lubbock. At 1.6 GW of approved grid capacity, and a path to 3.6 GW of total potential power, Helios represents the foundation of Galaxy’s broader data center platform. Galaxy’s Flagship Campus 1,630 MW Total Approved Power Capacity 2,200+ Acres Campus Acreage Note: Campus acreage represents contiguous land under Galaxy’s direct control. 3,600+ MW Total Potential Power Capacity Galaxy’s Helios Data Center campus, April 2026. Galaxy is positioned to be a leader in developing and operating high-performance computing infrastructure, anchored by Helios – one of the largest data center campuses under development in North America.

14 GALAXY

The Path to Multi-Gigawatt Scale

Galaxy continues to build out a multi-gigawatt power pipeline across Texas, now totaling over 5.7 GW of potential capacity, as it expands beyond Helios to meet accelerating demand for AI and HPC infrastructure.

Data Centers Power Pipeline



Contracted Power Capacity[1]
Contractable Power Capacity[2]
Batch Zero Base Load Eligible[3]
Batch Zero Studied Load Eligible[4]
Expansion Opportunity[5]
800 MW
Helios I
830 MW
Helios II
74 MW
Merlin I
700 MW
Caspian
1,000 MW
Helios III
900 MW
Selene
1,000 MW
Helios IV
426 MW
Merlin II
5,730 MW
Total Potential Power Portfolio[6]

Chart depicts, as applicable, actual or expected potential gross power capacity.

(1) Represents power capacity contracted under executed options or lease agreements.
(2) Represents power capacity for which Galaxy has completed the relevant development milestones necessary to contract with a leasing partner.
(3) Represents capacity eligible to be classified as Batch Zero Base Load as a result of Galaxy's completion of required milestones, including signed interconnection agreements and posting of financial security.
(4) Represents capacity eligible to be classified as Batch Zero Studied Load as a result of Galaxy's completion of required Batch Zero attestations and posting of financial security ahead of applicable ERCOT deadlines.
(5) Represents potential capacity from identified expansion opportunities at existing Galaxy-owned sites.
(6) Assumes full approval and allocation of identified potential capacity.

15 GALAXY Galaxy's Power Capacity Ramp Schedule Chart depicts, as applicable, actual or expected potential gross power capacity and actual or estimated earliest potential energization timeline, assuming applicable power approval and related agreement with leasing partner. (1) Represents power capacity contracted under executed options or lease agreements. (2) Represents potential capacity from identified expansion opportunities at existing Galaxy-owned sites. (3) Assumes full approval and allocation of identified potential capacity. Galaxy's development path spans multiple sites and multi-gigawatt scale, with visibility extending through 2030 and beyond. Power Capacity Ramp Schedule 800 MW 830 MW 74 MW 700 MW 1,000 MW 900 MW 1,000 MW 426 MW 5,730 MW Total Potential Power Portfolio Merlin II Helios IV Selene Caspian Helios III Merlin I Helios II Helios I 824 MW 2,274 MW 4,930 MW 200 MW 550 MW 1,624 MW 3,074 MW 5,730 MW 2026 2027 2028 2029 2030+ 800 MW 800 MW 800 MW Contracted Capacity1 Uncontracted Capacity Ramp2 3

16 GALAXY

Contracted Capacity

CoreWeave has leased 526 MW of critical IT capacity, generating anticipated average annual revenue of over $1B for the combined three phases at 90%+ average lease-level adjusted EBITDA margins across the 15-year base contract term.[1]

Galaxy successfully delivered 133 MW of critical IT to CoreWeave on schedule under the Phase I lease agreement, transitioning the site from construction to operational facility throughout Q2 2026.

CoreWeave Lease Overview

$30B+	Total Potential Contract value[2]
25 years	Total Potential Lease Term[2]
800 MW	Gross Power Capacity
526 MW	Contracted Critical IT Load[3]

CoreWeave Lease by Phase

Phase I	133 MW Delivered Critical IT Load[3]	Q2 2026 Delivery Date	$1.8B Construction Cost	$315M Avg. Annual Base Revenue[5]
Phase II	260 MW Contracted Critical IT Load[3]	Q2 2027 Initial Rent Commencement	$4.0B Est. Construction Cost[4]	$690M Avg. Annual Base Revenue[5]
Phase III	133 MW Contracted Critical IT Load[3]	2028 Initial Rent Commencement		

(1) Average lease-level adjusted EBITDA margin is a non-GAAP financial measure. See slide 2 for additional information.
(2) Assumes exercise of two five-year extension options beyond the initial 15-year contract term. Total potential contract value includes the impact of annual escalators.
(3) Represents approximately 200 MW of gross power capacity for Phase I, approximately 400 MW of gross power capacity for Phase II, and approximately 200 MW of gross power capacity for Phase III.
(4) Represents internal estimates for capital expenditures. Actual results may differ materially due to business, economics, and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and are subject to change.
(5) Anticipated results for agreement with CoreWeave at the Helios site once fully operational. Based on contractual terms, internal estimates for capital expenditures, and reflects anticipated average annual revenue over the 15-year base lease term including the impact of annual escalators. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.

17 GALAXY

Helios Campus Update as of July 2026


6
6
1
7
3
2
4
4
4
5

Phase I of the Helios Data Center campus, July 2026.

1. Galaxy's 345 kV substation

Our privately owned 345 kV grid connected substation at the Helios campus supporting up to 900 MW of transformer capacity across various phases of the project.

2. Chiller Yard

Specialized chiller systems provide temperature-controlled water to direct-liquid-cooling systems in support of both AI workloads and air-cooled portions of the data center building for temperature/humidity control.

3. Data Center Building

Secure, purpose-built facility spanning over 125,000 sq ft in support of AI infrastructure (GPU servers, storage, network, etc.) and the mechanical/electrical galleries to support high-density AI infrastructure and workloads.

4. Electrical Yards

The electrical yards supporting the chiller yard and data center building contain critical pre-fabricated electrical infrastructure and emergency backup generation equipment for powering the most advanced AI infrastructure and the systems that support them.

5. Water Facilities

Expansion of Galaxy's on-site groundwater facilities that provide raw groundwater, water treatment facilities for campus water needs, and wastewater treatment.

6. Pitchfork and Cottonwood 345kV substations

Owned by Wind Energy Transmission of Texas (WETT), the substations are an integral part of the Competitive Renewable Energy Zone (CREZ) initiative to carry wind power from West Texas to load centers, like Helios

7. Helios Campus Footprint

The Helios campus consists of over 2,200 acres of contiguous land under Galaxy's control for future expansion and construction of data center buildings.